EXHIBIT 10.4

ASSIGNMENT AND ASSUMPTION

ASSUMPTION AGREEMENT, dated as of September 4, 2003, made by MAGELLAN ASSET SERVICES, L.P., a Delaware limited partnership (the “Additional Grantor”), in favor of LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W  I  T  N  E  S  S  E  T  H  :

WHEREAS, WILLIAMS ENERGY PARTNERS L.P. (the “Borrower”), the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of August 6, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of August 6, 2003 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Lenders;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1 hereto is hereby added to the information set forth in Schedules 1, 2, 3 and 4 to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement as they relate to such Additional Grantor and the Loan Documents to which such Additional Grantor will be a party are true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

MAGELLAN ASSET SERVICES, L.P.

By:	MAGELLAN NGL, LLC, its General Partner

By:	/s/ JOHN D. CHANDLER

Name:	John D. Chandler
Title:	Chief Financial Officer and Treasurer

Annex 1

I.	NOTICE ADDRESSES OF GUARANTORS

For all Grantors:

Magellan Asset Services, L.P.

c/o Magellan Midstream Partners, L.P.

One Williams Center

Tulsa, Oklahoma 74172

Attention: Chief Executive Officer

II.	DESCRIPTION OF PLEDGED STOCK

Pledged Stock:

Issuer	Class of Stock	Stock Certificate No.	No. of Shares

Magellan Asset Services, L.P.	99.999% Limited Partnership Interest 0.001% General Partnership Interest	uncertificated	N/A

III.	FILINGS AND OTHER ACTIONS REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

Debtor/Grantor	Filing Office

Magellan Asset Services, L.P.	Secretary of State of the State of Delaware

Actions with respect to Pledged Stock

None

Other Actions

None

IV.	JURISDICTION OF ORGANIZATION, IDENTIFICATION NUMBER AND LOCATION OF CHIEF EXECUTIVE OFFICE

Grantor	Jurisdiction of Organization	Identification Number	Location of Chief Executive Office

Magellan Asset Services, L.P.	Delaware	3695241	Tulsa, Oklahoma

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